THE ALGER FUNDS

THE ALGER INSTITUTIONAL FUNDS

THE ALGER FUNDS II

ALGER GLOBAL GROWTH FUND

Supplement to Current Prospectus and Statement of Additional Information of Funds Offering Class T Shares, As Supplemented To Date

Class T shares are not currently offered for any of the Funds.

S- TAF Retail 91817

S-TAFSAI 91817

S- TAIF Retail 91817

S-ISAI 91817

S- TAFII Retail 91817

S-SSAI-II 91817

S- Global Growth Retail 91817

S-AGGFSAI 91817